UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Penobscot Drive Redwood City, California	94063

(Address of principal executive offices)	(Zip Code)
(650) 556-3900

Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On April 27, 2006, the Board of Directors of Genomic Health, Inc. (the “Company”) approved an amendment (the “Bylaw Amendment”) to its Amended and Restated Bylaws (the “Bylaws”) to permit the Company’s Board of Directors to hold their annual meeting at a date and time other than immediately following the annual meeting of the Company’s stockholders. A complete copy of the Company’s Bylaws, reflecting the amendment, is attached to this report as Exhibit 3(ii) and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

3(ii)	Amended and Restated Bylaws of Genomic Health, Inc. as amended April 27, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: May 1, 2006

GENOMIC HEALTH, INC.
By:	/s/ G. Bradley Cole
(signature)
Executive Vice President and
Chief Financial Officer
(title)

EXHIBIT INDEX

Exhibit No.	Description
3(ii)	Amended and Restated Bylaws of Genomic Health, Inc. as amended April 27, 2006.